                               JOHN HANCOCK FUNDS

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                                     GROWTH

                                   AND INCOME

                                      FUND


                                  ANNUAL REPORT


                                 August 31, 1995

                                    TRUSTEES
                             Edward J. Boudreau, Jr.
                                James F. Carlin*
                             William H. Cunningham*
                               Charles L. Ladner*
                                 Leo E. Linbeck*
                              Patricia P. McCarter*
                              Steven R. Pruchansky*
                     Lt. Gen. Norman H. Smith, USMC (Ret.)*
                                 John P. Toolan*
                         *Members of the Audit Committee

                                    OFFICERS
                             Edward J. Boudreau, Jr.
                      Chairman and Chief Executive Officer
                               Robert G. Freedman
                                Vice Chairman and
                            Chief Investment Officer
                                 Anne C. Hodsdon
                                    President
                                Thomas H. Drohan
                       Senior Vice President and Secretary
                                 James B. Little
                            Senior Vice President and
                             Chief Financial Officer
                               Michael P. DiCarlo
                              Senior Vice President
                                  Edgar Larson
                              Senior Vice President
                                B. J. Willingham
                              Senior Vice President
                                  John A. Morin
                                 Vice President
                                 Susan S. Newton
                      Vice President and Compliance Officer
                               James J. Stokowski
                          Vice President and Treasurer

                                    CUSTODIAN
                         Investors Bank & Trust Company
                                 89 South Street
                           Boston, Massachusetts 02111

                                 TRANSFER AGENT
                   John Hancock Investor Services Corporation
                                  P.O. Box 9116
                        Boston, Massachusetts 02205-9116

                               INVESTMENT ADVISER
                           John Hancock Advisers, Inc.
                              101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                              PRINCIPAL DISTRIBUTOR
                            John Hancock Funds, Inc.
                              101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                                  LEGAL COUNSEL
                                  Hale and Dorr
                                 60 State Street
                           Boston, Massachusetts 02109

                               INDEPENDENT AUDITORS
                                Ernst & Young LLP
                              200 Clarendon Street
                           Boston, Massachusetts 02116


                               CHAIRMAN'S MESSAGE

[A 1 1/4" x 1" photo of Edward J. Boudreau Jr., Chairman and Chief Executive Officer, flush right, next to second paragraph.]

DEAR FELLOW SHAREHOLDERS:

Investors around the world have been watching Wall Street in awe for the better part of 1995. Through August, the Dow Jones Industrial Average has reached record highs and has grown, along with the Standard & Poor's 500-Stock Index, by more than 20%. Investors who stayed in the market after a disappointing 1994 have been rewarded.

   On another street, Pennsylvania Avenue, one of the hot topics many people are watching is Medicare reform. While the Congressional rhetoric is just beginning to heat up, today's Medicare debate should serve as another wake-up call to all Americans about the need to have a financial plan and to save for retirement. Whether or not the government changes the way health-care benefits are allotted to senior citizens, the message is clear: your future security and well-being lies in your own hands -- not Uncle Sam's.

   We know you've heard it a hundred times. Pick up almost any financial periodical today, and you'll see cover stories on retirement. Many of them will perhaps scare you or make you think that the task of saving for retirement is just too daunting. But take heart. We don't believe that and neither do many financial experts.

   Yet retirement planning is not to be taken lightly. To live the way you want to -- the way you deserve to after all those years of hard work -- you need to plan and save now, on a regular basis, no matter what your other costs, no matter how small the amount, no matter what your current age. It may be easier if you start earlier, but it's never too late.

   Building a secure nest egg is indeed doable. Talk to your financial adviser about establishing your retirement planning roadmap, if you haven't already. And educate yourself by reading some of the many articles about how to save for retirement. Take control of your future by saving today. That way, when it comes time for retirement, you shouldn't have to think about any street but Easy Street.

Sincerely,

/s/ EDWARD J. BOUDREAU, JR.
---------------------------

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

                BY BRIAN GROVE FOR THE PORTFOLIO MANAGEMENT TEAM

                                  JOHN HANCOCK
                             GROWTH AND INCOME FUND

            STOCKS SCORE BIG GAINS; STABLE RATES AND MODERATE GROWTH
                      BODE WELL FOR REST OF 1995 AND BEYOND

After striking out in 1994, stocks have been on a winning streak this year. A potent combination of falling interest rates, moderate economic growth, tame inflation and surprisingly strong corporate earnings has sent stock prices out of the ballpark. From the start of the year through the end of August, the Standard & Poor's 500-Stock Index banged out a 22% return and the Dow Jones Industrial Average, a 20% return.

   This stock market surge in the second half of the Fund's fiscal year provided just about all of the Fund's solid, double-digit performance. For the year ended August 31, 1995, the Fund's Class A and Class B shares had total returns of 19.22% and 18.41%, respectively, at net asset value. Those returns outpaced the average growth and income fund's return of 16.86% for the same period, according to Lipper Analytical Services.(1)

[A 2 3/4" x 2 1/4" photo of Brian Grove at bottom center. Caption reads: "Brian Grove, Portfolio Manager."]

NEW STRATEGY FINISHES FIRST SEASON

With the Fund's new investment strategy now in place for just over one year, it's a good idea to review our approach. To us, one of the most important indicators of a company's potential is its free cash flow, that is the amount of money left over after all operating and capital expenses have been paid. Companies can use free cash flow to invest in the business, buy back stock and raise dividends, among other things. We target companies with a price-to-free-cash-flow ratio of 10 or less. If the ratio is 10, for example, it means the company is generating enough free cash to buy


                                   [CAPTION]
              "...STOCKS HAVE BEEN ON A WINNING STREAK THIS YEAR."

                  John Hancock Funds - Growth and Income Fund

[Chart with heading "Top Five Common Stock Holdings" at top of left hand column. The chart lists five holdings: 1) Northrop Grumman 6.2% 2) McDonnell Douglas 5.5% 3) Eastman Kodak 4.7% 4) J.P. Morgan & Co. 4.3% 5) Hibernia 4.3%. A footnote below reads "As a percentage of net assets on August 31, 1995."]

back all of their outstanding stock in 10 years. Equally important, we seek companies that put their cash to work the right way, enhancing shareholder value.

HOME RUNS FOR BANKS AND AEROSPACE

In general, we strive to keep the Fund's sector weightings roughly the same as those of the Standard & Poor's 500-Stock Index. There are times, however, when we find an abundance of companies with strong free cash flow within a particular industry. Aerospace companies and banks, which were among the Fund's top gainers during the period, are perfect examples.

   At 21% of net assets, aerospace companies make up the Fund's largest sector concentration. Northrop Grumman and McDonnell Douglas have been our biggest and best performing holdings -- not only in the aerospace sector, but in the Fund. Though demand from airlines and the Pentagon has fallen sharply, these companies have managed to shrink costs faster than revenues are shrinking. Northrop has been using its free cash to pay down debt from its acquisition of Grumman two years ago. McDonnell Douglas, on the other hand, has been aggressively buying back shares. The net result for both companies has been growing earnings and rising stock prices. In the past year, McDonnell Douglas is up more than 100% and Northrop, more than 50%.

   Bank stocks, which stand at 14% of net assets, are the Fund's second largest sector weighting. The group has rallied strongly this year on expectations of falling interest rates and continued industry consolidation. Our biggest winner was Midlantic Corp. It had a price-to-free-cash-flow ratio of 9, explosive earnings and one of the strongest franchises in New Jersey. In July, Pittsburgh-based PNC Corp. made an offer to buy Midlantic at a 35% premium to its market value. That, coupled with the strong price gains before the acquisition, gave us nearly a 100% return on the stock. By the end of July, we had sold our entire position to lock in profits. Another favorite holding is Hibernia Corp. in New Orleans. The bank has top-notch management, impressive earnings and lots of free cash. What's more, it's a likely acquisition target.

   Of course, we haven't hit home runs with all of our holdings. There have been some disappointments such as Unisys. Like the aerospace companies, this main-frame computer maker is facing declining demand, primarily due to the shift toward smaller computers. Management had been successful in keeping costs falling faster

[Table entitled "Scorecard" at bottom of left hand column. The header for the left column is "Investments"; the header for the right column is "Recent performance ... and what's behind the numbers. The first listing is McDonnell Douglas followed by an up arrow and the phrase "Stock buybacks boost prices." The second listing is Midlantic Bank followed by an up arrow and the phrase "Takeover offer by PNC." The third listing is Unisys followed by a down arrow and the phrase "Weakening demand in Europe." Footnote below reads: "See "Schedule of Investments." Investment holdings are subject to change."]

                                   [CAPTION]
   "...AEROSPACE COMPANIES MAKE UP THE FUND'S LARGEST SECTOR CONCENTRATION."

                  John Hancock Funds - Growth and Income Fund

[Bar chart with heading "Fund Performance" at top of left hand column. Under the heading is the footnote: "For the year ended August 31, 1995." The chart is scaled in increments of 5% from bottom to top, with 20% at the top and 0% at the bottom. Within the chart there are three solid bars. The first represents the 19.22% total return for the John Hancock Growth and Income Fund: Class A. The second represents the 18.41% total return for the John Hancock Growth and Income
Fund: Class B. The third represents the 16.86% total return for the average growth and income fund. A footnote below reads: "The total returns for John Hancock Growth and Income Fund are at net asset value with all distributions reinvested. The average growth and income fund is tracked by Lipper Analytical Services. (1) See following page for historical performance information."]

than revenues. But recent weakness in Europe has caused revenues to drop off significantly. Believing the situation is temporary, management hasn't responded with cost-cutting measures. It's too early to tell whether that's the right approach. Until it becomes more clear, though, we're taking a more conservative stance. We've shifted our Unisys holdings from common stock to convertible preferred stock -- where there's less downside risk and we're getting paid a 9% yield.

A LOOK AHEAD

No matter where the market is headed, we'll keep our focus on companies with strong free cash flow. In particular, we'll continue to build on a couple of themes. As we mentioned in the last report, we're looking for companies like Coca-Cola that derive a significant portion of their revenues from overseas. With many foreign economies growing faster than ours, these companies are profiting handsomely. Of course, the weak dollar has helped, making U.S. products more attractive to foreign buyers. But even if the dollar does strengthen, productivity and quality gains should keep American goods competitive abroad.

   We're also excited about consumer staple companies. After posting double-digit earnings in the past decade, many of these companies are having a difficult time maintaining that growth rate. We believe that's serving as a catalyst for change, forcing them to cut costs and restructure their business lines. Those with ample free cash are in the best position to do just that. A good example is Eastman Kodak, where new CEO George Fisher has used cash to refocus the company on its core photography and imaging businesses and has aggressively slashed costs.

   With the Dow Jones Industrial Average quickly approaching the 5000 mark, many are wondering whether the market's winning streak is nearing an end. Certainly, the stock market may experience a pullback, but we're optimistic about the rest of 1995. In our view, the powerful mix of flat to declining interest rates, moderate growth and strong earnings isn't changing any time soon. What's more, the supply/demand situation in the market is very favorable. Investors, particularly foreign investors, are underweighted in U.S. stocks right now. That pent-up demand should keep the market moving higher.


--------------------------------------------------------------------------------
(1) Figures from Lipper Analytical Services include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.


                                   [CAPTION]
       "...WE'LL KEEP OUR FOCUS ON COMPANIES WITH STRONG FREE CASH FLOW."

                             A LOOK AT PERFORMANCE


The tables on the right show the cumulative total returns and the average annual total returns for John Hancock Growth and Income Fund. Total return is a performance measure that equals the sum of all income and capital gains dividends, assuming reinvestment of these distributions, and the change in the price of the Fund's shares, expressed as a percentage of the Fund's shares. Performance figures include the maximum applicable sales charge of 5% for Class A shares. The effect of the maximum contingent deferred sales charge for Class B shares (maximum 5% and declining to 0% over six years) is included in Class B performance. Performance is affected by a 12b-1 plan, which commenced on January 1, 1990 and August 22, 1994 for Class A and Class B shares, respectively. Remember that all figures represent past performance and are no guarantee of how the Fund will perform in the future. Also, keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost depending on when you sell them.

Note: Participant-directed defined-contribution plans with at least 100 eligible employees at inception of the Fund account may purchase Class A shares without an initial sales charge as of March 15, 1995. If those shares are redeemed, however, during the year following the calendar year end during which they were purchased, a contingent deferred sales charge will be assessed.

                           CUMULATIVE TAOTAL RETURNS

FOR THE PERIOD ENDED JUNE 30, 1995

                                              ONE      FIVE          MOST RECENT
                                              YEAR     YEARS          TEN YEARS
                                              ----     -----         -----------
Growth and Income Fund: Class A               14.44%   51.23%          163.74%
Growth and Income Fund: Class B               14.66%   34.89%(1)         N/A

                          AVEGARE ANNUAL TOTAL RETURNS

FOR THE PERIOD ENDED JUNE 30, 1995

                                              ONE       FIVE        MOST RECENT
                                              YEAR      YEARS        TEN YEARS
                                              ----      -----       -----------
Growth and Income Fund: Class A               14.44%    8.62%          10.18%
Growth and Income Fund: Class B               14.66%    8.06%(1)         N/A


                                     YIELDS

AS OF AUGUST 31, 1995

                                                               SEC 30-DAY
                                                                  YIELD
                                                               ----------
Growth and Income Fund: Class A                                    1.62%
Growth and Income Fund: Class B                                    1.06%

                              NOTES TO PERFORMANCE

(1) Class B shares started on August 22, 1991.

                    WHAT HAPPENED TO A $10,000 INVESTMENT...

The charts on the right show how much a $10,000 investment in the John Hancock Growth and Income Fund would be worth on August 31, 1995, assuming you had been invested for the past ten years or since the day each class of shares started and had reinvested all distributions. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Stock Index -- an unmanaged index that includes 500 widely traded common stocks and is often used as a measure of stock market performance.

[John Hancock Growth and Income Fund
Class A shares

Line chart with the heading John Hancock Growth and Income Fund: Class A, representing the growth of a hypothetical $10,000 investment over the most recent ten years. Within the chart are three lines.

The first line represents the value of the Standard & Poor's 500 Stock Index and is equal to $42,383 as of August 31, 1995. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Growth and Income Fund on August 31, 1985, before sales charge, and is equal to $29,636 as of August 31, 1995. The third line represents the John Hancock Growth and Income Fund after sales charge and is equal to $28,150 as of August 31, 1995.

John Hancock Growth and Income Fund
Class B shares

Line chart with the heading John Hancock Growth and Income Fund: Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines.

The first line represents the value of the Standard & Poor's 500 Stock Index and is equal to $15,916 as of August 31, 1995. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Growth and Income Fund on August 22, 1991, before sales charge, and is equal to $14,480 as of August 31, 1995. The third line represents the John Hancock Growth and Income Fund after sales charge and is equal to $14,280 as of August 31, 1995.]

                              FINANCIAL STATEMENTS

                  John Hancock Funds - Growth and Income Fund


THE STATEMENT OF ASSETS AND LIABILITIES IS THE FUND'S BALANCE SHEET AND SHOWS THE VALUE OF WHAT THE FUND OWNS, IS DUE AND OWES ON AUGUST 31, 1995. YOU'LL ALSO FIND THE NET ASSET VALUE PER SHARE AS OF THAT DATE.

STATEMENT OF ASSETS AND LIABILITIES
August 31, 1995
--------------------------------------------------------------------------------
ASSETS:
  Investments at value - Note C:
   Common stocks (cost - $182,642,006)...........................   $230,021,750
   Convertible preferred stocks (cost - $12,034,749).............     11,582,875
   Short term investments (cost - $1,150,000)....................      1,150,000
   Corporate savings account.....................................         55,000
                                                                    ------------
                                                                     242,809,625
  Dividends receivable...........................................        733,975
  Receivable for investments sold................................      2,421,252
  Receivable for shares sold.....................................         51,770
  Miscellaneous assets...........................................         23,709
                                                                    ------------
                    Total Assets.................................    246,040,331
                    ------------------------------------------------------------
LIABILITIES:
  Payable for investments purchased..............................        818,580
  Payable for shares repurchased.................................         35,228
  Payable to John Hancock Advisers, Inc. and
   affiliates - Note B...........................................        196,211
  Accounts payable and accrued expenses..........................         84,844
                                                                    ------------
                    Total Liabilities............................      1,134,863
                    ------------------------------------------------------------
NET ASSETS:
  Capital paid-in................................................    196,913,679
  Accumulated net realized gain on investments...................        560,287
  Net unrealized appreciation of investments.....................     46,927,870
  Undistributed net investment income............................        503,632
                                                                    ------------
                    Net Assets...................................   $244,905,468
                    ============================================================
NET ASSET VALUE PER SHARE:
  (Based on net asset values and shares of beneficial
  interest outstanding - unlimited number of shares
  authorized with $0.01 per share par value, respectively)
  Class A - $130,182,682/9,726,172...............................   $      13.38
  ==============================================================================
  Class B - $114,722,786/8,554,156...............................   $      13.41
  ==============================================================================
MAXIMUM OFFERING PRICE PER SHARE*
  Class A - ($13.38 x 105.26%)...................................   $      14.08
  ==============================================================================

* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

THE STATEMENT OF OPERATIONS SUMMARIZES THE FUND'S INVESTMENT INCOME EARNED AND EXPENSES INCURRED IN OPERATING THE FUND. IT ALSO SHOWS NET GAINS (LOSSES) FOR THE PERIOD STATED.

STATEMENT OF OPERATIONS
Year ended August 31, 1995
--------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends......................................................    $ 7,063,204
  Interest.......................................................        129,942
                                                                     -----------
                                                                       7,193,146
                                                                     -----------
  Expenses:
   Investment management fee - Note B............................      1,441,081
   Distribution/service fee - Note B
     Class A.....................................................        301,206
     Class B.....................................................      1,081,229
   Transfer agent fee............................................        528,510
   Custodian fee.................................................        118,058
   Registration and filing fees..................................         85,895
   Auditing fee..................................................         75,520
   Legal fees....................................................         38,603
   Printing......................................................         37,563
   Trustees' fees................................................         35,634
   Administration fee............................................         30,818
   Advisory Board Fee............................................         19,569
   Miscellaneous.................................................         11,144
                                                                     -----------
                    Total Expenses...............................      3,804,830
                    ------------------------------------------------------------
                    Net Investment Income........................      3,388,316
                    ------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments sold..........................      6,147,562
  Change in net unrealized appreciation/depreciation
   of investments................................................     30,850,499
                                                                     -----------
                    Net Realized and Unrealized
                    Gain on Investments..........................     36,998,061
                    ------------------------------------------------------------
                    Net Increase in Net Assets
                    Resulting from Operations....................    $40,386,377
                    ============================================================



                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                  John Hancock Funds - Growth and Income Fund

STATEMENT OF CHANGES IN NET ASSETS
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                          YEAR ENDED AUGUST 31,
                                                                                                       ---------------------------
                                                                                                            1995          1994
                                                                                                       ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income..............................................................................  $  3,388,316   $  5,248,852
  Net realized gain (loss) on investments sold.......................................................     6,147,562     (4,108,702)
  Change in net unrealized appreciation/depreciation of investments..................................    30,850,499     (6,227,126)
                                                                                                       ------------   ------------
   Net Increase (Decrease) in Net Assets Resulting from Operations...................................    40,386,377     (5,086,976)
                                                                                                       ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Dividends from net investment income:
   Class A - ($0.2026 and $0.3723 per share, respectively)...........................................    (2,080,993)    (3,841,209)
   Class B - ($0.1178 and $0.2857 per share, respectively)...........................................    (1,113,907)    (2,125,768)
                                                                                                       ------------   ------------
     Total Distributions to Shareholders.............................................................    (3,194,900)    (5,966,977)
                                                                                                       ------------   ------------

FROM FUND SHARE TRANSACTIONS -- NET*.................................................................   (27,471,362)    65,449,506
                                                                                                       ------------   ------------

NET ASSETS:
  Beginning of period................................................................................   235,185,353    180,789,800
                                                                                                       ------------   ------------
  End of period (including undistributed net investment income of $503,632 and $310,216,
    respectively)....................................................................................  $244,905,468   $235,185,353
                                                                                                       ============   ============

* ANALYSIS OF FUND SHARE TRANSACTIONS:

                                                                                          YEAR ENDED AUGUST 31,
                                                                            -----------------------------------------------------
                                                                                     1995                         1994
                                                                            -----------------------------------------------------
                                                                             SHARES        AMOUNT          SHARES       AMOUNT
                                                                            ---------    -----------     ----------   -----------
CLASS A
  Shares sold.....................................................          1,688,091    $19,652,565      2,589,934   $30,320,622
  Shares issued to shareholders in reinvestment of distributions..            149,026      1,724,908        268,525     3,107,249
                                                                            ---------    -----------     ----------   -----------
                                                                            1,837,117     21,377,473      2,858,459    33,427,871
  Less shares repurchased.........................................         (2,719,043)   (31,913,858)    (1,838,450)  (21,316,096)
                                                                            ---------    -----------     ----------   -----------
  Net increase (decrease).........................................           (881,926)  ($10,536,385)     1,020,009   $12,111,775
                                                                            =========    ===========     ==========   ===========
CLASS B
  Shares sold.....................................................          1,972,798    $23,053,675      4,698,506   $55,098,942
  Shares issued to shareholders in reinvestment of distributions..             80,431        936,397        152,463     1,763,746
  Fund shares issued for the net assets of Transamerica
  Special Blue Chip Fund - Note D.................................                 --             --      2,382,863    26,592,756
                                                                            ---------    -----------     ----------   -----------
                                                                            2,053,229     23,990,072      7,233,832    83,455,444
  Less shares repurchased.........................................         (3,464,943)   (40,925,049)    (2,642,211)  (30,117,713)
                                                                            ---------    -----------     ----------   -----------
  Net increase (decrease).........................................         (1,411,714)  ($16,934,977)     4,591,621   $53,337,731
                                                                            =========    ===========     ==========   ===========

THE STATEMENT OF CHANGES IN NET ASSETS SHOWS HOW THE VALUE OF THE FUND'S NET ASSETS HAS CHANGED SINCE THE END OF THE PREVIOUS PERIOD. THE DIFFERENCE REFLECTS EARNINGS LESS EXPENSES, ANY INVESTMENT GAINS AND LOSSES, DISTRIBUTIONS PAID TO SHAREHOLDERS, AND ANY INCREASE OR DECREASE IN MONEY SHAREHOLDERS INVESTED IN THE FUND. THE FOOTNOTE ILLUSTRATES THE NUMBER OF FUND SHARES SOLD, REINVESTED AND REDEEMED DURING THE LAST TWO PERIODS, ALONG WITH THE CORRESPONDING DOLLAR VALUES.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                  John Hancock Funds - Growth and Income Fund

FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the period indicated: investment returns, key ratios and supplemental data are as follows:
------------------------------------------------------------------------------------------------------------------------------
                                                                                        YEAR ENDED AUGUST 31,
                                                                    ----------------------------------------------------------
                                                                      1995         1994         1993        1992        1991
                                                                    --------     --------     --------     -------     -------
CLASS A
PER SHARE OPERATING PERFORMANCE
  Net Asset Value, Beginning of Period............................  $  11.42     $  12.08     $  12.43     $ 11.77     $  9.87
                                                                    --------     --------     --------     -------     -------

  Net Investment Income...........................................      0.21(a)      0.32(a)      0.40(a)     0.32(a)     0.20
  Net Realized and Unrealized Gain (Loss) on Investments..........      1.95        (0.61)        1.12        0.89        2.07
                                                                    --------     --------     --------     -------     -------
   Total from Investment Operations...............................      2.16        (0.29)        1.52        1.21        2.27
                                                                    --------     --------     --------     -------     -------
  Less Distributions:
   Dividends from Net Investment Income...........................     (0.20)       (0.37)       (0.42)      (0.25)      (0.19)
   Distributions from Net Realized Gain on Investments Sold.......        --           --        (1.45)      (0.30)      (0.18)
                                                                    --------     --------     --------     -------     -------
     Total Distributions..........................................     (0.20)       (0.37)       (1.87)      (0.55)      (0.37)
                                                                    --------     --------     --------     -------     -------
  Net Asset Value, End of Period..................................  $  13.38     $  11.42     $  12.08     $ 12.43     $ 11.77
                                                                    ========     ========     ========     =======     =======
  Total Investment Return at Net Asset Value..................... .    19.22%       (2.39)%      13.64%      10.47%      23.80%

RATIOS AND SUPPLEMENTAL DATA
  Net Assets, End of Period (000's omitted).......................  $130,183     $121,160     $115,780     $89,682     $77,461
  Ratio of Expenses to Average Net Assets.........................      1.30%        1.31%        1.29%       1.34%       1.38%
  Ratio of Net Investment Income to Average Net Assets ...........      1.82%        2.82%        3.43%       2.75%       1.90%
  Portfolio Turnover Rate ........................................        99%         195%         107%        119%         70%


THE FINANCIAL HIGHLIGHTS SUMMARIZES THE IMPACT OF THE FOLLOWING FACTORS ON A SINGLE SHARE FOR THE PERIOD INDICATED: NET INVESTMENT INCOME, GAINS (LOSSES), DIVIDENDS AND TOTAL INVESTMENT RETURN OF THE FUND. IT SHOWS HOW THE FUND'S NET ASSET VALUE FOR A SHARE HAS CHANGED SINCE THE END OF THE PREVIOUS PERIOD. ADDITIONALLY, IMPORTANT RELATIONSHIPS BETWEEN SOME ITEMS PRESENTED IN THE FINANCIAL STATEMENTS ARE EXPRESSED IN RATIO FORM.


                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                  John Hancock Funds - Growth and Income Fund

FINANCIAL HIGHLIGHTS (continued)
----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                     PERIOD FROM
                                                                             YEAR ENDED AUGUST 31,                 AUGUST 22, 1991
                                                                 ---------------------------------------------      TO AUGUST 31,
                                                                   1995         1994        1993        1992            1991
                                                                 --------     --------     -------     -------         -------
CLASS B
PER SHARE OPERATING PERFORMANCE
  Net Asset Value, Beginning of Period........................   $  11.44      $ 12.10     $ 12.44     $ 11.77         $ 11.52
                                                                 --------     --------     -------     -------         -------

  Net Investment Income.......................................       0.13(a)      0.24(a)     0.30(a)     0.23(a)           --
  Net Realized and Unrealized Gain (Loss) on Investments......       1.96        (0.61)       1.12        0.89            0.25
                                                                 --------     --------     -------     -------         -------
   Total from Investment Operations...........................       2.09        (0.37)       1.42        1.12            0.25
                                                                 --------     --------     -------     -------         -------
  Less Distributions
   Dividends from Net Investment Income.......................      (0.12)       (0.29)      (0.31)      (0.15)             --
   Distributions from Net Realized Gain on Investments Sold...         --           --       (1.45)      (0.30)             --
                                                                 --------     --------     -------     -------         -------
     Total Distributions......................................      (0.12)       (0.29)      (1.76)      (0.45)             --
                                                                 --------     --------     -------     -------         -------
  Net Asset Value, End of Period..............................   $  13.41     $  11.44     $ 12.10     $ 12.44         $ 11.77
                                                                 ========     ========     =======     =======         =======
  Total Investment Return at Net Asset Value..................      18.41%       (3.11)%     12.64%       9.67%           2.17%(b)

RATIOS AND SUPPLEMENTAL DATA
  Net Assets, End of Period (000's omitted)...................   $114,723     $114,025     $65,010     $29,826         $ 7,690
  Ratio of Expenses to Average Net Assets.....................       2.03%        2.06%       2.19%       2.07%           2.19%*
  Ratio of Net Investment Income to Average Net Assets .......       1.09%        2.07%       2.53%       2.02%           1.46%*
  Portfolio Turnover Rate.....................................         99%         195%        107%        119%             70%

  * On an annualized basis.
(a) On average month end shares outstanding.
(b) Not annualized.



                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                   John Hancock Funds - Growth and Income Fund

THE SCHEDULE OF INVESTMENTS IS A COMPLETE LIST OF ALL SECURITIES OWNED BY THE GROWTH AND INCOME FUND ON AUGUST 31, 1995. IT'S DIVIDED INTO TWO MAIN
CATEGORIES: COMMON STOCKS AND CONVERTIBLE PREFERRED STOCKS. THE INVESTMENTS ARE FURTHER BROKEN DOWN BY INDUSTRY GROUPS. SHORT-TERM INVESTMENTS, WHICH REPRESENT THE FUND'S "CASH" POSITION, ARE LISTED LAST.

SCHEDULE OF INVESTMENTS
August 31, 1995
--------------------------------------------------------------------------------
                                                                       MARKET
ISSUER, DESCRIPTION                              NUMBER OF SHARES       VALUE
-------------------                              ----------------    -----------
COMMON STOCKS
AEROSPACE (20.75%)
  Gencorp, Inc. .............................         325,000*       $ 3,859,375
  General Dynamics Corp. ....................         100,000*         5,262,500
  McDonnell Douglas Corp. ...................         168,000*        13,482,000
  Northrop Grumman Corp. ....................         250,000         15,218,750
  Rohr Industries, Inc.** ...................         175,000          2,712,500
  Thiokol Corp. .............................          80,000*         2,790,000
  United Technologies Corp. .................          90,000          7,503,750
                                                                     -----------
                                                                      50,828,875
                                                                     -----------
BANKS (14.33%)
  AmSouth Bancorporation ....................         100,000*         3,737,500
  Bankers Trust New York Corp. ..............         100,000*         6,887,500
  Hibernia Corp. (Class A) ..................       1,050,000         10,500,000
  J.P. Morgan & Co., Inc. ...................         145,000         10,566,875
  Signet Banking Corp. ......................         130,000*         3,396,250
                                                                     -----------
                                                                      35,088,125
                                                                     -----------
BEVERAGES (2.10%)
  Coca-Cola Co. .............................          80,000          5,140,000
                                                                     -----------
CHEMICALS (1.66%)
  Monsanto Co. ..............................          43,000*         4,079,625
                                                                     -----------
DIVERSIFIED OPERATIONS (5.92%)
  AlliedSignal, Inc. ........................         100,000          4,437,500
  TRW, Inc. .................................          77,000          5,996,375
  Warner-Lambert Co. ........................          45,000*         4,066,875
                                                                     -----------
                                                                      14,500,750
                                                                     -----------
DRUGS (4.95%)
  Pfizer, Inc. ..............................         132,000          6,517,500
  Schering-Plough Corp. .....................         120,000          5,595,000
                                                                     -----------
                                                                      12,112,500
                                                                     -----------
ELECTRONICS (1.71%)
  Aerovox, Inc.** ...........................          75,000*           571,875
  Westinghouse Electric Corp. ...............         265,000*         3,610,625
                                                                     -----------
                                                                       4,182,500
                                                                     -----------
FINANCE (3.59%)
  Great Western Financial Corp. .............         145,000*         3,389,375
  Student Loan Marketing Association ........         100,000          5,412,500
                                                                     -----------
                                                                       8,801,875
                                                                     -----------
FOODS (6.74%)
  CPC International, Inc. ...................          70,000        $ 4,401,250
  Fleming Cos., Inc. ........................         115,000*         3,349,375
  Heinz (H.J.) Co. ..........................         100,000          4,237,500
  Quaker Oats Co. ...........................         130,000*         4,517,500
                                                                     -----------
                                                                      16,505,625
                                                                     -----------
INSURANCE (1.81%)
  Aetna Life & Casualty Co. .................          65,000*         4,436,250
                                                                     -----------
LEISURE & RECREATION (2.29%)
  Walt Disney Co. ...........................         100,000          5,612,500
                                                                     -----------
MACHINERY (1.41%)
  NACCO Industries, Inc. (Class A) ..........          60,000*         3,450,000
                                                                     -----------
MEDICAL/DENTAL (3.53%)
  Bausch & Lomb, Inc. .......................         100,000*         3,975,000
  Baxter International, Inc. ................         120,000*         4,680,000
                                                                     -----------
                                                                       8,655,000
                                                                     -----------
OIL & GAS (5.53%)
  Gulf Canada Resources, Ltd.** .............       1,000,000*         4,687,500
  Occidental Petroleum Corp. ................         185,000*         4,023,750
  Seagull Energy Corp.** ....................         240,000*         4,830,000
                                                                     -----------
                                                                      13,541,250
                                                                     -----------
PAPER (2.09%)
  Kimberly-Clark Corp. ......................          80,000*         5,110,000
                                                                     -----------
PHOTO EQUIPMENT (4.71%)
  Eastman Kodak Co. .........................         200,000         11,525,000
                                                                     -----------
PUBLISHING (5.07%)
  Readers Digest Association, Inc. ..........
   (Class B) ................................          60,000*         2,520,000
  Time Warner, Inc. .........................         235,000          9,899,375
                                                                     -----------
                                                                      12,419,375
                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       12

                              FINANCIAL STATEMENTS

                   John Hancock Funds - Growth and Income Fund


                                                                       MARKET
ISSUER, DESCRIPTION                              NUMBER OF SHARES       VALUE
-------------------                              ----------------   ------------
RETAIL (0.88%)
  Federated Department Stores, Inc.** ......          80,000        $  2,160,000
                                                                    ------------
TEXTILES (1.07%)
  Shaw Industries, Inc. ....................         175,000*          2,625,000
                                                                    ------------
TOBACCO (3.78%)
  Philip Morris Cos., Inc. .................          80,000           5,970,000
  RJR Nabisco Holdings Corp. ...............         115,000*          3,277,500
                                                                    ------------
                                                                       9,247,500
                                                                    ------------
            TOTAL COMMON STOCKS
            (Cost $182,642,006) ............          (93.92)%       230,021,750
                                                  ----------        ------------

CONVERTIBLE PREFERRED STOCKS
COMPUTERS (0.95%)
  Unisys Corp., $3.75, Ser A ...............          59,000*          2,337,875
                                                                    ------------
INSURANCE (1.19%)
  American General Corp., $3.00, Ser A .....          55,000*          2,915,000
                                                                    ------------
TOBACCO (2.59%)
  RJR Nabisco Holdings, $0.6012,
   Depositary Shares, Ser C ................       1,055,000           6,330,000
                                                                    ------------
          TOTAL CONVERTIBLE PREFERRED STOCKS
                          (Cost $12,034,749)           (4.73)%        11,582,875
                                                  ----------        ------------


                                          INTEREST      PAR VALUE        MARKET
ISSUER, DESCRIPTION                         RATE     (000'S OMITTED)      VALUE
-------------------                       --------   ---------------  ------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (0.47%)
  Investment in a joint repurchase
   agreement transaction with UBS
   Securities, Inc. - Dated 08-31-95,
   Due 09-01-95 (secured by U.S.
   Treasury Bonds 14.00% due 11-15-11,
   12.75% due 11-15-10, 12.50%
   due 08-15-14, U.S. Treasury Notes
   7.25% due 11-30-96, 6.25%
   due 08-31-96, 5.125%
   due 12-31-98, 4.375%
   due 08-15-96, and U.S. Treasury
   Bill due 05-30-96) - Note A ........   5.800%        $1,150        $  1,150,000
                                                                      ------------
Corporate Savings Account (0.02%)
  Investors Bank & Trust Company
   Daily Interest Savings Account
   Current Rate 3.00%..................                                     55,000
                                                                      ------------

                    TOTAL SHORT-TERM INVESTMENTS
                               (Cost $1,205,000)         (0.49)%         1,205,000
                                                        ------        ------------
                               TOTAL INVESTMENTS        (99.14)%      $242,809,625
                                                        ======        ============

* Securities, other than short-term investments, newly added to the portfolio during the year ended August 31, 1995.

** Non-income producing security.

   The percentage shown for each investment category is the total value of that category as a percentage of net assets of the fund.


                       SEE NOTES TO FINANCIAL STATEMENTS.

                          NOTES TO FINANCIAL STATEMENTS

                   John Hancock Funds - Growth and Income Fund

NOTE A --
ACCOUNTING POLICIES

John Hancock Investment Trust, (the "Trust") is a diversified,open-end management investment company, registered under the Investment Company Act of 1940. John Hancock Growth and Income Fund (the "Fund") is the only series of the Trust presently issuing shares. The Trustees may authorize the creation of additional Funds from time to time to satisfy various investment objectives. Effective December 22, 1994 (see Note B), the Trust and Fund changed names by replacing the word Transamerica with John Hancock.

   The Trustees have authorized the issuance of two classes of the Fund, designated as Class A and Class B shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution/service expenses under terms of a distribution plan, have exclusive voting rights regarding such distribution plan. Class A shares are subject to an initial sales charge of up to 5.00% and a 12b-1 distribution plan. Prior to May 15, 1995, the maximum sales charge was 5.75%. Class B shares are subject to a contingent deferred sales charge and a separate 12b-1 distribution plan. Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly-owned subsidiary of The Berkeley Financial Group may participate in a joint repurchase agreement. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investment, to its shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes,the Fund has $203,000 of capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. If such carryforwards are used by the Fund, no capital gain distribution will be made. The carryforwards expire as follows:
August 31, 1996 -- $152,000, and August 31, 1998 -- $51,000.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes which are accrued as applicable.

   The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, and at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class as explained previously.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such manner as deemed

                          NOTES TO FINANCIAL STATEMENTS

                   John Hancock Funds - Growth and Income Fund


equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Funds.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution/service fees if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

NOTE B --
MANAGEMENT FEE AND TRANSACTIONS WITH
AFFILIATES AND OTHERS

On December 22, 1994, John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, became the investment adviser for the Fund with approval of the Trustees and shareholders of the Fund. The Fund's former investment manager was Transamerica Fund Management Company ("TFMC").

   Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, to 0.625% of the Fund's average daily net assets. This fee structure is consistent with the former agreement with TFMC. For the period ended August 31, 1995, the advisory fee earned by the Adviser and TFMC amounted to $972,142 and $468,939, respectively, resulting in a total fee of $1,441,081.

   The Adviser and TFMC, for their respective periods, provided administrative services to the Fund pursuant to an administrative service agreement through January 16, 1995 on which day the agreement was terminated.

   In the event normal operating expenses of the Fund, exclusive of certain expenses prescribed by state law, are in excess of the most restrictive state limit where the Fund is registered to sell shares of beneficial interest, the fee payable to the Adviser will be reduced to the extent of such excess and the Adviser will make additional arrangements necessary to eliminate any remaining excess expenses. The current limits are 2.5% of the first $30,000,000 of the Fund's average daily net asset value, 2.0% of the next $70,000,000, and 1.5% of the remaining average daily net asset value.

   On December 22, 1994 John Hancock Funds, Inc. ("JH Funds"), a wholly-owned subsidiary of the Adviser, became the principal underwriter of the Fund. Prior to this date, Transamerica Fund Distributors, Inc. ("TFD") served as the former principal distributor of the Fund, and acted as sales agent pursuant to an underwriting agreement. For the period ended August 31, 1995, JH Funds and TFD received net sales charges of $899,731 with regard to sales of Class A shares. Out of this amount, $69,597 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $828,359 was paid as sales commissions to unrelated broker-dealers and $1,775 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), Tucker Anthony, Incorporated ("Tucker Anthony") and Sutro & Co., Inc. ("Sutro"). The Adviser's indirect parent, John Hancock Mutual Life Insurance Company, is the indirect sole shareholder of Distributors and John Hancock Freedom Securities Corporation and its subsidiaries, which include Tucker Anthony and Sutro, all of which are broker-dealers.

   Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds, formerly TFD, and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended August 31, 1995, contingent deferred sales charges amounted to $444,031.

   In addition, to compensate JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses at an annual rate not to exceed 0.25% of Class A average daily net assets and 1.00% of Class B average daily net assets to reimburse JH Funds for its distribution and service costs. Up to a maximum of 0.25% of these

                          NOTES TO FINANCIAL STATEMENTS

                   John Hancock Funds - Growth and Income Fund


payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances. This fee structure and plan is similar to the former arrangement with TFD.

   The Board of Trustees approved a shareholder servicing agreement between the Fund and John Hancock Investor Services Corporation ("Investor Services"), a wholly owned subsidiary of The Berkeley Financial Group, for the period between December 22, 1994 and May 12, 1995, inclusive under which Investor Services processed telephone transactions on behalf of the Fund. As of May 15, 1995, the Fund entered into a full service transfer agent agreement with Investor Services. Prior to this date The Shareholder Services Group was the transfer agent. The Fund will pay Investor Services a fee based on transaction volume and number of shareholder accounts.

   A partner with Baker & Botts was an officer of the Trust until December 22, 1994. During the period ended August 31, 1995, legal fees paid to Baker & Botts amounted to $5,000.

   Mr. Edward J. Boudreau is a director and officer of the Adviser and its affiliates as well as a Trustee of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. Effective with the fees paid for 1995, the unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund will make investments into other John Hancock funds, as applicable, to cover its liability with regard to the deferred compensation. Investments to cover the Fund's deferred compensation liability will be recorded on the Fund's books as an other asset. The deferred compensation liability will be marked to market on a periodic basis and income earned by the investment will be recorded on the Fund's books.

   The Fund has an independent advisory board composed of certain members of the former Transamerica Board of Trustees who provide advice to the current Trustees in order to facilitate a smooth management transition for which the Fund pays the advisory board and its counsel a fee.

NOTE C --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the period ended August 31, 1995, aggregated $228,131,644 and $258,817,017, respectively. There were no purchases or sales of long-term obligations of the U.S. government and its agencies during the period ended August 31, 1995.

   The cost of investments owned at August 31, 1995 for federal income tax purposes was $195,826,755. Gross unrealized appreciation and depreciation of investments aggregated $48,319,029 and $1,391,159, respectively, resulting in net unrealized appreciation of $46,927,870.

NOTE D --
ACQUISITION OF TRANSAMERICA
SPECIAL BLUE CHIP FUND

On May 27, 1994, John Hancock Growth and Income Fund acquired all the net assets of Transamerica Special Blue Chip Fund pursuant to a plan of reorganization approved by Transamerica Special Blue Chip Fund shareholders on May 20, 1994. This tax-free reorganization was accomplished by the issuance of 2,382,863 Class B Shares of John Hancock Growth and Income Fund (valued at $26,592,756) for the 2,645,385 shares of Transamerica Special Blue Chip Fund outstanding at May 27, 1994. Transamerica Special Blue Chip Fund's net assets at that date of $26,592,756, including $2,005,978 of unrealized appreciation, were combined with those of John Hancock Growth and Income Fund. The aggregate net assets of John Hancock Growth and Income Fund and Transamerica Special Blue Chip Fund immediately after the acquisition were $229,033,314.

                   John Hancock Funds - Growth and Income Fund

REPORT OF ERNST & YOUNG, INDEPENDENT AUDITORS
To the Board of Trustees and Shareholders of John Hancock Investment Trust --
John Hancock Growth and Income Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the John Hancock Growth and Income Fund (formerly the Transamerica Growth and Income Fund) (the "Fund"), a series of John Hancock Investment Trust (formerly the Transamerica Investment Trust) (the "Trust"), as of August 31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1995, by correspondence with the custodian and brokers, or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the John Hancock Growth and Income Fund, a series of John Hancock Investment Trust, at August 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                                        /s/ ERNST & YOUNG L.L.P.

Boston, Massachusetts
October 16, 1995

TAX INFORMATION NOTICE (UNAUDITED)

For Federal Income Tax purposes, the following information is furnished with respect to the distributions of the Fund during its fiscal year ended August 31, 1995.

   Shareholders will receive a 1995 U.S. Treasury Department Form 1099-DIV in January of 1996. This will reflect the total of all distributions which are taxable for the calendar year 1995.

   For the fiscal year ending August 31, 1995, 100% of the ordinary income distributions qualify for the dividends received deduction.

                             ADDITIONAL INFORMATION

                   John Hancock Funds - Growth and Income Fund

On December 16, 1994, a special meeting of John Hancock (formerly Transamerica) Investment Trust (the "Trust") in respect of John Hancock (formerly Transamerica) Growth and Income Fund (the "Fund") was held involving the election of trustees and certain other matters concerning the Fund.

   Specifically, shareholders first approved a new investment management agreement between the Trust on behalf of the Fund and John Hancock Advisers, Inc. on substantially similar terms to the prior investment management agreement, to take effect on December 22, 1994, the date of the consummation of the acquisition of Transamerica Fund Management Company by The Berkeley Financial Group. The shareholder votes tallied were 9,768,389 FOR, 206,169 AGAINST and 414,288 ABSTAINING.

   The shareholders next approved new Plans of Distribution for each Class A and Class B Shares of the Fund, also effective on December 22, 1994 and also upon substantially the same terms as the prior Plans of Distribution. The Class A Shareholder votes tallied were 5,669,928 FOR, 185,398 AGAINST, 302,148 ABSTAINING and the Class B Shareholder votes tallied were 3,950,260 FOR, 66,048 AGAINST and 215,065 ABSTAINING.

   The shareholders also voted to ratify the selection of Ernst & Young LLP as independent auditors for the Fund for the fiscal year ending August 31, 1995, and the votes were tallied as follows: 10,148,779 FOR, 65,216 AGAINST and 65,216 ABSTAINING.

   Lastly, the following trustees of the Fund were elected to serve until their respective successors shall become duly elected and qualified, with the votes tabulated as indicated:

 NAME OF TRUSTEE                                      FOR               WITHHOLD
 ---------------                                   ---------           ---------
 Edward J. Boudreau, Jr ................           8,806,833           1,734,030
 James F. Carlin .......................           8,811,848           1,729,014
 William H. Cunningham .................           8,815,857           1,725,005
 Charles L. Ladner .....................           8,815,544           1,725,319
 Leo E. Linbeck, Jr ....................           8,818,554           1,722,309
 Patricia P. McCarter ..................           8,813,806           1,727,057
 Steven R. Pruchansky ..................           8,806,874           1,733,989
 Norman H. Smith .......................           8,802,016           1,738,846
 John P. Toolan ........................           8,811,073           1,729,790

                                      NOTES

                   John Hancock Funds - Growth and Income Fund

[LOGO] JOHN HANCOCK FUNDS                                            Bulk Rate
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--------------------------------------------------------------------------------

   This report is for the information of shareholders of the John Hancock Growth and Income Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.


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Paper."]